SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) : January 26, 2000


                       Precision Response Corporation
           (Exact name of Registrant as specified in its charter)


       Florida                  0-20941                    59-2194806
     (State of             (Commission File No.)        (IRS Employer
     Incorporation)                                     Identification Number)


                           1505 N.W. 167th Street
                            Miami, Florida 33169
        (Address of principal executive offices, including zip code)


                               (305) 816-4600
               (Registrant's telephone number, including area code)


                               Not Applicable
       (Former name or former address, if changed since last report)




Item 5.        Other Events

               On January 26, 2000, the Registrant issued a press release concerning its revenues and earnings for the fourth quarter and year ended December 31, 1999. A copy of the press release is attached hereto as
Exhibit 99.1 and is hereby incorporated by reference.

Item 7.        Financial Statements and Exhibits

99.1           Press Release of the Registrant, dated January 26, 2000.



                                 SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Precision Response Corporation


                                    By:   /s/ Richard D. Mondre
                                         -------------------------------
                                    Name:   Richard D. Mondre
                                    Title:  Executive Vice President, General
                                            Counsel and Secretary

Date:  January 27, 2000




                               EXHIBIT INDEX




Exhibit                                                             Page in
  No.                                                              Sequential
                                                                   Numbering
                                                                    System

99.1    Press Release of the Registrant, dated January 26, 2000